Supplement dated March 2, 2026
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor New York and Monument Advisor Select New York dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The supplement dated October 10, 2025 contained incorrect fee and return information for the NVIT International Equity Fund.
Accordingly, the following changes apply to the prospectus:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2024)
					1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust – NVIT International Equity Fund: Class II This underlying mutual fund is no longer available to receive transfers or new purchase payments effective October 24, 2025 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Lazard Asset Management LLC	1.23%*	0.00%	1.23%	11.01%	6.92%	5.77%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-1153